     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 27, 2001

                                                      REGISTRATION NO. 333-62272
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                         ------------------------------

                            BIOSPHERE MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                           2834                          04-3216867
(State or other jurisdiction of   (Primary Standard Industrial           (I.R.S. Employer
incorporation or organization)     Classification Code Number)        Identification Number)

                              1050 HINGHAM STREET
                         ROCKLAND, MASSACHUSETTS 02370
                                 (781) 681-7900
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                         ------------------------------

                               JOHN M. CARNUCCIO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            BIOSPHERE MEDICAL, INC.
                              1050 HINGHAM STREET
                         ROCKLAND, MASSACHUSETTS 02370
                                 (781) 681-7900
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                         ------------------------------

                                   COPIES TO:

            SUSAN W. MURLEY, ESQ.                               DONALD J. MURRAY, ESQ.
             JOHN H. CHORY, ESQ.                                 DEWEY BALLANTINE LLP
              HALE AND DORR LLP                               1301 AVENUE OF THE AMERICAS
               60 STATE STREET                                    NEW YORK, NY 10019
         BOSTON, MASSACHUSETTS 02109                           TELEPHONE: (212) 259-8000
          TELEPHONE: (617) 526-6000                            FACSIMILE: (212) 259-6333
          FACSIMILE: (617) 526-5000

                         ------------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
            AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE HEREOF.

                         ------------------------------

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL
FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 3 to the Registrant's Registration Statement on Form S-3 (Commission File No. 333-62272) is being filed solely for the purpose of filing
Exhibit 1.1 thereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockland, Massachusetts on June 27, 2001.


                                                     BIOSPHERE MEDICAL, INC.

                                                     By: /s/ ROBERT M. PALLADINO
                                                         --------------------------------------------
                                                         Robert M. Palladino
                                                         VICE PRESIDENT AND CHIEF FINANCIAL OFFICER


Pursuant to the requirements of the Securities Act of 1933, the Amendment No. 3 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                         TITLE                             DATE
---------                                         -----                             ----
/s/ JOHN M. CARNUCCIO *                           President, Chief Executive
--------------------------------------              Officer and Director
John M. Carnuccio                                   (principal executive officer)       June 27, 2001

                                                  Vice President and Chief
/s/ ROBERT M. PALLADINO                             Financial Officer
--------------------------------------              (principal financial and
Robert M. Palladino                                 accounting officer)                 June 27, 2001

/s/ JEAN-MARIE VOGEL *
--------------------------------------            Chairman and Director
Jean-Marie Vogel                                                                        June 27, 2001

/s/ TIMOTHY J. BARBERICH *
--------------------------------------            Director
Timothy J. Barberich                                                                    June 27, 2001

/s/ WILLIAM M. COUSINS, JR. *
--------------------------------------            Director
William M. Cousins, Jr.                                                                 June 27, 2001

/s/ ALEXANDER M. KLIBANOV, PH.D. *
--------------------------------------            Director
Alexander M. Klibanov, Ph.D.                                                            June 27, 2001

/s/ PAUL A. LOONEY *
--------------------------------------            Director
Paul A. Looney                                                                          June 27, 2001

SIGNATURE                                         TITLE                             DATE
---------                                         -----                             ----
/s/ RICCARDO PIGLIUCCI *
--------------------------------------            Director
Riccardo Pigliucci                                                                      June 27, 2001

/s/ DAVID P. SOUTHWELL *
--------------------------------------            Director
David P. Southwell                                                                      June 27, 2001


* By:  /s/ ROBERT M. PALLADINO
       ----------------------------------------
       Robert M. Palladino
       ATTORNEY-IN-FACT

                                 EXHIBIT INDEX



     EXHIBIT NO         DESCRIPTION
------------------------------------------------------------------------------------
        1.1             Form of Underwriting Agreement
        4.1(1)          Form of Common Stock Certificate
        5.1(2)          Opinion of Hale and Dorr LLP
       23.1(2)          Consent of Arthur Andersen LLP
       23.2(2)          Consent of Hale and Dorr LLP (included in Exhibit 5.1)
       24.1(2)          Power of Attorney


---------


(1) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999



(2) Previously filed